UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 8, 2021

Intersect ENT, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36545	20-0280837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1555 Adams Drive Menlo Park, California	94025
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (650) 641-2100
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, $0.001 par value	XENT	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders
On October 8, 2021, Intersect ENT, Inc. (“Intersect ENT”) held a special meeting of its stockholders (the “Special Meeting”) to vote on the three proposals described in detail in Intersect ENT’s definitive proxy statement (the “Proxy Statement”) filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 7, 2021 and mailed to Intersect ENT stockholders on or about such date. As disclosed in the Proxy Statement, as of the close of business on September 3, 2021, the record date for the Special Meeting, there were 33,420,243 shares of Intersect ENT’s common stock outstanding and entitled to vote at the Special Meeting. A total of 25,314,251 shares of Intersect ENT’s common stock, representing approximately 76% of the shares outstanding and entitled to vote and constituting a quorum, were represented in person (virtually) or by valid proxies at the Special Meeting.

The final voting results for each of the proposals submitted to a vote of stockholders at the Special Meeting are as follows:

Proposal 1: Intersect ENT’s stockholders voted to adopt the Agreement and Plan of Merger, dated August 6, 2021, (such agreement, as it may be amended, modified or supplemented from time to time, the ‘‘Merger Agreement’’), by and among Intersect ENT, Medtronic, Inc. (‘‘Parent’’), and Project Kraken Merger Sub, Inc., pursuant to which Project Kraken Merger Sub, Inc. will merge with and into Intersect ENT, with Intersect ENT continuing as the surviving corporation and a wholly-owned subsidiary of Parent. The voting results are set forth in the table immediately below:

For	Against	Abstained
25,266,304	3,919	44,028

Proposal 2: Intersect ENT’s stockholders voted to reject, on an advisory (non-binding) basis, the compensation that may be paid or become payable to Intersect ENT’s named executive officers that is based on or otherwise relates to the Merger Agreement and the transactions contemplated by the Merger Agreement. The voting results are set forth in the table immediately below:

For	Against	Abstained
8,786,172	14,918,856	1,609,223

Proposal 3: In connection with the Special Meeting, Intersect ENT also solicited proxies with respect to a proposal to approve one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the proposal to adopt the Merger Agreement. Because there were sufficient votes represented at the time of the Special Meeting to approve the proposal to adopt the Merger Agreement, the proposal to approve one or more adjournments of the Special Meeting was moot and was not presented for approval by Intersect ENT’s stockholders at the Special Meeting.

Notes Regarding Forward-Looking Statements

This communication, and any documents to which Intersect ENT refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”). These forward-looking statements represent Intersect ENT’s current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans and other information relating to the proposed transaction, strategies and objectives of Intersect ENT for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming,” and similar expressions are intended to identify forward-looking statements. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Act. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include, without limitation, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Intersect ENT’s business and the price of the common stock of Intersect ENT, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the Merger Agreement by the stockholders of Intersect ENT and the receipt of certain regulatory approvals, (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, (iv) the effect of the announcement or pendency of the proposed transaction on Intersect ENT’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from Intersect ENT’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against Intersect ENT related to the Merger Agreement or the proposed transaction, and (viii) unexpected costs, charges or expenses resulting from the proposed transaction. The risks and uncertainties may be amplified by the COVID-19 pandemic, which has caused significant economic uncertainty. The extent to which the COVID-19 pandemic impacts Intersect ENT’s businesses, operations, and financial results, including the duration and magnitude of such effects, will depend on numerous factors, which are unpredictable, including, but not limited to, the duration and spread of the outbreak, its severity, the actions to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume. Forward-looking statements are not guarantees of future performance, and there are a number of important factors that could cause actual outcomes and results to differ materially from the results contemplated by such forward-looking statements, including those risks described in Intersect ENT’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, Intersect ENT does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intersect ENT, Inc.
Dated: October 8, 2021
	By:	/s/ Patrick A. Broderick
Name: Patrick A. Broderick
Title: Executive Vice President, General Counsel, and Corporate Secretary